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                                                                   EXHIBIT 23



                           ARTHUR ANDERSEN & CO. SC
                                 (LETTERHEAD)




                            CONSENT OF INDEPENDENT
                              PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports dated February 2, 1994 included (or incorporated by reference) in this Form 10-K for the year ended December 31, 1993, into the Company's previously filed Registration Statements (File Nos. 2-90922, 2-95746, 2-99967, 33-26112 and 33-35883).




                                    ARTHUR ANDERSEN & CO.



Los Angeles, California
March 24, 1994